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                                   EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To Kaydon Corporation:


         As independent public accountants, we hereby consent to the incorporation of our report dated January 21, 1999, incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement Numbers 2-89399, 2-92389, 33-48762, 33-61646, 33-61648 and 333-15903.



/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP
Grand Rapids, Michigan
March 26, 1999
















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